                        FIRST AMENDMENT TO LOAN AGREEMENT


          THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of June 20, 2000, is between SOUTH HAMPTON REFINING CO., a Texas corporation ("Borrower"), and SOUTHWEST BANK OF TEXAS, N.A., a national banking association ("Lender").


                                    RECITALS:

          A. Borrower and Lender entered into that certain Loan Agreement dated as of September 30, 1999 (the "Agreement").

          B. Borrower and Lender now desire to amend the Agreement as herein set forth.

          NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I.

                                   Definitions

          Section 1.1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.


                                   ARTICLE II.

                                   Amendments

          Section 2.1. Amendment to Certain Definitions. Effective as of date hereof, the definition of each of the following terms contained in Section 1.1 of the Agreement is amended to read in its respective entirety as follows:

                   "Commitment" means the obligation of Lender to make Advances and issue Letters of Credit hereunder in an aggregate principal amount at any time outstanding up to but not exceeding $3,250,000.00.

          Section 2.2. Amendment to Exhibits. Effective as of the date hereof,
(a) Exhibit "A" (Note) to the Agreement is amended to conform in its entirety to Annex "A" to this Amendment, (b) Exhibit "C" (Guaranty) to the Agreement is amended to conform in its entirety to Annex "C" to this Amendment, (c) Exhibit "E" (Borrowing Base Certificate) to the Agreement is amended to conform in its entirety to Annex "D" to this Amendment and (d) Exhibit "G" (Arbitration Agreement) to the Agreement is amended to conform in its entirety to Annex "E" to this Amendment.


                                  ARTICLE III.

                              Conditions Precedent

          Section 3.1. Conditions. The effectiveness of this Amendment is subject to the receipt by Lender of the following in form and substance satisfactory to Lender:

                   (a) Resolutions-Borrower. Resolutions of the Board of Directors of Borrower certified by its Secretary or an Assistant Secretary which authorize the execution, delivery and performance by Borrower of this Amendment and the other Loan Documents to which Borrower is or is to be a party hereunder.

                   (b) Incumbency Certificate-Borrower. A certificate of incumbency certified by the Secretary or an Assistant Secretary of Borrower certifying the names and signatures of the officers of Borrower authorized to sign this Amendment and each of the other Loan Documents to which Borrower is or is to be a party hereunder.

                   (c) Resolutions-Guarantor. Resolutions of the Board of Directors of Guarantor certified by its Secretary or an Assistant Secretary which authorize the execution, delivery and performance by Guarantor of the Guaranty and the other Loan Documents to which Guarantor is or is to be a party hereunder.

                   (d) Incumbency Certificate-Guarantor. A certificate of incumbency certified by the Secretary or an Assistant Secretary of Guarantor certifying the names and signatures of the officers of Guarantor authorized to sign the Guaranty and each of the other Loan Documents to which Guarantor is or is to be a party hereunder.

                   (e) Certificates of Existence and Good Standing. Certificates of the appropriate governmental officials regarding the existence and good standing (i) of Borrower in the state of Texas, and (ii) of Guarantor in the state of Texas.

                   (f) Note. The Note executed by Borrower.

                   (g) Amendment to Security Agreement. A First Amendment to Security Agreement executed by Borrower substantially in the form of Annex "B" hereto.

                   (h) Guaranty. The Guaranty executed by Guarantor.

                   (i) Additional Information. Such additional documents, instruments and information as Lender may request.

          Section 3.2. Additional Conditions. The effectiveness of this Amendment is also subject to the satisfaction of the additional conditions precedent that (a) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, (b) all proceedings, corporate or otherwise, taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender, and (c) no Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.


                                   ARTICLE IV.

                 Ratifications, Representations, and Warranties

          Section 4.1. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Agreement as amended hereby shall continue to be the legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms.

          Section 4.2. Representations, Warranties and Agreements. Borrower hereby represents and warrants to Lender that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (b) the representations and warranties contained in the Agreement as amended hereby, and all other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, (d) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby, (e) Borrower is indebted to Lender pursuant to the terms of the Note, as the same may have been renewed, modified, extended and rearranged, including, without limitation, renewals, modifications and extensions made pursuant to this Amendment, (f) the liens, security interests, encumbrances and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests, encumbrances and assignments and secure the Note as the same may have been renewed, modified or rearranged, including, without limitation, renewals, modifications and extensions made pursuant to this Amendment, and (g) Borrower has no claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or Lender's performance under the Loan Documents.


                                   ARTICLE V.

                                  Miscellaneous

          Section 5.1. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Documents including any Loan Document furnished in connection with this Amendment shall fully survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely on them.

          Section 5.2. Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

          Section 5.3. Expenses of Lender. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other documents and instruments executed pursuant hereto and any and all amendments, modifications and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including, without limitation, the costs and fees of Lender's legal counsel.

          Section 5.4. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

          SECTION 5.5. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE

AND TO BE PERFORMABLE IN HOUSTON, HARRIS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

          Section 5.6. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

          Section 5.7. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

          Section 5.8. Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

          Section 5.9. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

          Section 5.10. ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

        Executed as of the date first written above.


                                    BORROWER:

                                    SOUTH HAMPTON REFINING CO.



                                    By:   /s/ NICK CARTER
                                       -----------------------------------------
                                           Nick Carter
                                           President



                                    LENDER:

                                    SOUTHWEST BANK OF TEXAS, N.A.



                                    By:   /s/ A. STEPHEN KENNEDY
                                       -----------------------------------------
                                           A. Stephen Kennedy
                                           Senior Vice President

                                 LIST OF ANNEXES


 Annex                                  Document
 -----                                  --------

   A                                    Note

   B                                    First Amendment to Security Agreement

   C                                    Guaranty

   D                                    Borrowing Base Certificate

   E                                    Arbitration Agreement

                                   ANNEX "A"


                                      Note

                                 PROMISSORY NOTE



$3,250,000.00                     Houston, Texas                  June 20, 2000


          FOR VALUE RECEIVED, the undersigned, SOUTH HAMPTON REFINING CO., a Texas corporation ("Maker"), hereby promises to pay to the order of SOUTHWEST BANK OF TEXAS, N.A., a national banking association ("Payee"), at its offices at Five Post Oak Park, 4400 Post Oak Parkway, Houston, Harris County, Texas, or such other address as may be designated by Payee, in lawful money of the United States of America, the principal sum of THREE MILLION TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($3,250,000.00), or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance from day to day remaining, at a varying rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate (hereinafter defined) or (b) the Prime Rate (hereinafter defined) of Payee in effect from day to day plus one-half of one percent (.5O%), and each change in the rate of interest charged hereunder shall become effective, without notice to Maker, on the effective date of each change in the Prime Rate or the Maximum Rate, as the case may be; provided, however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent reduction in the Prime Rate shall not reduce the rate of interest hereon below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest which would have accrued hereon if the rate specified in clause (b) preceding had at all times been in effect.

          Principal of and interest on this Note shall be due and payable as follows:

                   (a) Accrued and unpaid interest on this Note shall be payable monthly, on the first (1st) day of each month commencing on July 1, 2000 and upon the maturity of this Note, however such maturity may be brought about; and

                   (b) All outstanding principal of this Note and all accrued interest thereon shall be due and payable on May 31, 2001.

          Principal of this Note shall be subject to mandatory prepayment at the times described in the Agreement (hereinafter defined). If an Event of Default (hereinafter defined) has occurred and is existing, the principal hereof and any past due interest hereon shall bear interest at the Default Rate (hereinafter defined).

          Interest on the indebtedness evidenced by this Note shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

          As used in this Note, the following terms shall have the respective meanings indicated below:

                   "Agreement" means that certain Loan Agreement dated as of September 30, 1999 between Maker and Payee, as amended by First Amendment to Loan Agreement dated as of June 20, 2000, and as the same may be further amended or modified from time to time.

                   "Default Rate" means the lesser of (a) the sum of the Prime Rate plus five percent (5.O%), or (b) the Maximum Rate.

                   "Event of Default" shall have the meaning given to such term in the Agreement.

                   "Maximum Rate" means the maximum rate of nonusurious interest permitted from day to day by applicable law, including Chapter 303 of the Texas Finance Code (the "Code") (and as the same may be incorporated by reference in other Texas statutes). To the extent that Chapter 303 of the Code is relevant to any holder of this Note for the purposes of determining the Maximum Rate, each such holder elects to determine such applicable legal rate pursuant to the "weekly ceiling," from time to time in effect, as referred to and defined in Chapter 303 of the Code; subject, however, to the limitations on such applicable ceiling referred to and defined in the Code, and further subject to any right such holder may have subsequently, under applicable law, to change the method of determining the Maximum Rate.

                   "Prime Rate" shall mean that variable rate of interest per annum established by Payee from time to time as its prime rate which shall vary from time to time. Such rate is set by Payee as a general reference rate of interest, taking into account such factors as Payee may deem appropriate, it being understood that many of Payee's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate charged to any customer and that Payee may make various commercial or other loans at rates of interest having no relationship to such rate.

          This Note (a) is the Note provided for in the Agreement and (b) is secured as provided in the Agreement. Maker may prepay the principal of this Note upon the terms and conditions specified in the Agreement. Maker may borrow, repay, and reborrow hereunder upon the terms and conditions specified in the Agreement.

          Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Maker and Payee shall, to the extent permitted by applicable law,
(a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and
(c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

          If default occurs in the payment of principal or interest under this Note, or upon the occurrence of any other Event of Default, as such term is defined in the Agreement, the holder hereof may, at its option, (a) declare the entire unpaid principal of and accrued interest on this Note immediately due and payable without notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, (b) foreclose or otherwise enforce all liens or security interests securing payment hereof, or any part hereof, (c) offset against this Note any sum or sums owed by the holder hereof to Maker and (d) take any and all other actions available to Payee under this Note, the Agreement, the Loan Documents (as such term is defined in the Agreement) at law, in equity or otherwise. Failure of the holder hereof to exercise any of the foregoing options shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

          If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all costs, expenses, and fees incurred by the holder, including all reasonable attorneys' fees.

          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS NOTE IS PERFORMABLE IN HARRIS COUNTY, TEXAS.

          Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at anytime, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

          This Note is in renewal and increase of, but not in discharge or novation of, that certain promissory note in the original principal amount of $2,250,000.00, dated September 30, 1999, executed by Maker and payable to the order of Payee.


                                      SOUTH HAMPTON REFINING CO.


                                      By:
                                          --------------------------------------
                                             Nick Carter
                                             President

                                    ANNEX "B"

                     First Amendment to Security Agreement

                      FIRST AMENDMENT TO SECURITY AGREEMENT


          This FIRST AMENDMENT TO SECURITY AGREEMENT ("Amendment"), dated as of June 20, 2000, is between SOUTH HAMPTON REFINING CO., a Texas corporation ("Debtor") and SOUTHWEST BANK OF TEXAS, N.A., a national banking association ("Secured Party").

                                    RECITALS:

          WHEREAS, Debtor and Secured Party have entered into that certain Loan Agreement dated as of September 30, 1999, as amended by First Amendment to Loan Agreement dated as of June 20, 2000 (such Loan Agreement, as amended and as the same may be further amended from time to time is referred to as the "Loan Agreement").

          WHEREAS, pursuant to the Loan Agreement Debtor executed that certain Security Agreement, dated as of September 30, 1999 (the "Security Agreement").

          WHEREAS, the execution of this Amendment is a condition to Secured Party entering into the First Amendment to Loan Agreement referred to above.

          NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are acknowledged and agreed, Debtor and Secured Party hereby agree as follows:


                                   ARTICLE I.

                                   Amendments

          1. Amendment to Section 1.02(a). Effective as of the date hereof,
Section 1.02(a) of the Security Agreement is amended to read in its entirety as follows:

                   (a) the obligations and indebtedness of Debtor to Secured Party evidenced by that certain promissory note in the original principal amount of $3,250,000.00 dated June 20, 2000, executed by Debtor and payable to the order of Secured Party, which was executed in renewal and increase of that certain promissory note in the original principal amount of $2,250,000.00 dated September 30, 1999, executed by Debtor and payable to the order of Secured Party;

                                   ARTICLE II.

                              Additional Provisions

          1. Acknowledgment by Debtor. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Debtor or any third party to Secured Party under any Loan Document (as defined in the Loan Agreement).

          2. Additional Documentation. From time to time, Debtor shall execute or procure and deliver to Secured Party such other and further documents and instruments evidencing, securing or pertaining to the Security Agreement or the other Loan Documents as shall be reasonably requested by Secured Party so as to evidence or effect the terms and provisions hereof.

          3. Continued Effectiveness. Except as expressly modified by the terms and provisions hereof, each of the terms and provisions of the Security Agreement and the other Loan Documents are hereby ratified and confirmed, and shall remain in full force and effect. The liens and security interests created by the Security Agreement remain in full force and effect.

          4. Governing Law. THE TERMS AND PROVISIONS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

          5. Binding Agreement. This Amendment shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto.

          6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be construed as one and the same instrument.

          7. No Oral Agreements. This Amendment, the Loan Agreement and the other Loan Documents embody the final, entire agreement among the parties hereto. There are no oral agreements among the parties hereto.

          EXECUTED as of the date first above written.


                                 DEBTOR:

                                 SOUTH HAMPTON REFINING CO.


                                 By:
                                    --------------------------------------------
                                        Nick Carter
                                        President



                                 SECURED PARTY:

                                 SOUTHWEST BANK OF TEXAS, NA.


                                 By:
                                    --------------------------------------------
                                        A. Stephen Kennedy
                                        Vice President

                                   ANNEX "C"

                                    Guaranty

                               GUARANTY AGREEMENT


          WHEREAS, the execution of this Guaranty Agreement is a condition to SOUTHWEST BANK OF TEXAS, N.A., a national banking association ("Lender") making certain loans to SOUTH HAMPTON REFINING CO., a Texas corporation ("Borrower"), pursuant to that certain Loan Agreement dated as of September 30, 1999, between Borrower and Lender, as amended by First Amendment to Loan Agreement dated as of June 20, 2000 (such Loan Agreement, as amended and as it may hereafter be further amended or modified from time to time, is hereinafter referred to as the "Loan Agreement");

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned, TEXAS OIL & CHEMICAL CO. II, INC., a Texas corporation (the "Guarantor"), hereby irrevocably and unconditionally guarantees to Lender the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined). This Guaranty Agreement shall be upon the following terms:

          1. The term "Guaranteed Indebtedness", as used herein means all of the "Obligations", as defined in the Loan Agreement. The term "Guaranteed Indebtedness" shall include any and all post-petition interest and expenses (including attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law. As of the date of this Guaranty Agreement, the Obligations include, but are not limited to, that certain promissory note in the original principal amount of $3,250,000.00, dated as of July 20, 2000, executed by Borrower and payable to the order of Lender, and all renewals, extensions and modifications thereof.

          2. This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against Lender or any other party, or which Guarantor may have against Borrower, Lender, or any other party, shall be available to, or shall be asserted by, Guarantor against Lender or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

          3. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

          4. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due thereon to Lender without notice or demand in lawful currency of the United States of America and it shall not be necessary for Lender, in order to enforce such payment by Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. Until the Guaranteed Indebtedness is paid in full and a period of ninety (90) days has passed following such payment, Guarantor waives any and all rights it may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of Lender) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Indebtedness for any payment made by Guarantor under or in connection with this Guaranty Agreement or otherwise.

          5. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by Guarantor hereunder forthwith on demand by Lender.

          6. Guarantor hereby agrees that its obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness;
(c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness;
(e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Lender to Borrower, Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Lender is required to refund any payment or pay the amount thereof to someone else (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (1) the failure of Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or Guarantor.

          7. Guarantor represents and warrants to Lender as follows:

                   (a) Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure to so qualify would have a material adverse effect on its business, financial condition, or operations.

                   (b) Guarantor has the corporate power, authority and legal right to execute, deliver, and perform its obligations under this Guaranty Agreement and this Guaranty Agreement constitutes the legal, valid, and binding obligation of Guarantor, enforceable against Guarantor in accordance with its respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights.

                   (c) The execution, delivery, and performance by Guarantor of this Guaranty Agreement have been duly authorized by all requisite action on the part of Guarantor and do not and will not violate or conflict with the articles of incorporation or bylaws of Guarantor or any law, rule, or regulation or any order, writ, injunction or decree of any court, governmental authority or agency, or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the imposition of any lien upon any assets of Guarantor pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement to which Guarantor or its properties is bound.

                   (d) No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is necessary for the execution, delivery or performance by Guarantor of this Guaranty Agreement or the validity or enforceability thereof.

                  (e) The value of the consideration received and to be received by Guarantor as a result of Borrower and Lender entering into the Loan Agreement and Guarantor executing and delivering this Guaranty Agreement is reasonably worth at least as much as the liability and obligation of Guarantor hereunder, and such liability and obligation and the Loan Agreement have benefitted and may reasonably be expected to benefit Guarantor directly or indirectly.

         8. Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or Lender has any commitment under the Loan Agreement:

                  (a) Guarantor will deliver to Lender the financial statements of Guarantor described in the Loan Agreement at the times required by the Loan Agreement.

                  (b) Guarantor will furnish promptly to Lender written notice of the occurrence of any default under this Guaranty Agreement or an Event of Default under the Loan Agreement of which Guarantor has knowledge.

                  (c) Guarantor will furnish promptly to Lender such additional information concerning Guarantor as Lender may request.

                  (d) Guarantor will maintain the covenants contained in Article IX of the Loan Agreement.

         9. Upon the occurrence of an Event of Default (as defined in the Loan Agreement) Lender shall have the right to set off and apply against this Guaranty Agreement or the Guaranteed Indebtedness or both, at any time and without notice to Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Lender to Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not Lender shall have made any demand under this Guaranty Agreement. In addition to Lender's right of setoff and as further security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of Guarantor now or hereafter on deposit with or held by Lender and all other sums at any time credited by or owing from Lender to Guarantor. The rights and remedies of Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

         10. No amendment or waiver of any provision of this Guaranty Agreement or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender. No failure on the part of Lender to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         11. This Guaranty Agreement is for the benefit of Lender and its successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty Agreement is binding not only on Guarantor, but on Guarantor's successors and assigns.

         12. Guarantor recognizes that Lender is relying upon this Guaranty Agreement and the undertakings of Guarantor hereunder in making extensions of credit to Borrower under the Loan Agreement and further recognizes that the execution and delivery of this Guaranty Agreement is a material inducement to Lender in entering into the Loan Agreement. Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement.

         13. This Guaranty Agreement is executed and delivered as an incident to a lending transaction negotiated, consummated, and performable in Harris County, Texas, and shall be governed by and construed in accordance with the laws of the State of Texas. Except as provided in the Arbitration Agreement among Borrower, Guarantor, Lender and others (the "Arbitration Agreement"), any action or proceeding against Guarantor under or in connection with this Guaranty Agreement may be brought in any state or federal court in Harris County, Texas, and Guarantor hereby irrevocably submits to the nonexclusive jurisdiction of such courts, and waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court. Guarantor agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified in the Loan Agreement. Except as provided in the Arbitration Agreement, nothing herein shall affect the right of Lender to serve process in any other matter permitted by law or shall limit the right of Lender to bring any action or proceeding against Guarantor or with respect to any of Guarantor's property in courts in other jurisdictions. Except as provided in the Arbitration Agreement, any action or proceeding by Guarantor against Lender shall be brought only in a court located in Harris County, Texas.

         14. Guarantor shall pay on demand all attorneys' fees and all other costs and expenses incurred by Lender in connection with the preparation, administration, enforcement, or collection of this Guaranty Agreement.

         15. Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement.

         16. The Loan Agreement, and all of the terms thereof, are incorporated herein by reference, the same as if stated verbatim herein, and Guarantor agrees that Lender may exercise any and all rights granted to it under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement) without affecting the validity or enforceability of this Guaranty Agreement. Any notices given hereunder shall be given in the manner provided by and to the addresses set forth in the Loan Agreement.

         17. Guarantor hereby represents and warrants to Lender that Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition and assets of Borrower and that Guarantor is not relying upon Lender to provide (and Lender shall have no duty to provide) any such information to Guarantor either now or in the future.

         18. THIS GUARANTY AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER. THIS GUARANTY AGREEMENT MAY NOT BE AMENDED EXCEPT IN WRITING BY GUARANTOR AND LENDER.

         DATED AND EXECUTED as of July 20, 2000.

                                   GUARANTOR:

                                   TEXAS OIL & CHEMICAL CO. II, INC.


                                   By:
                                      ------------------------------
                                      Nick Carter
                                      President

                                   ANNEX "D"


                           Borrowing Base Certificate

                           BORROWING BASE CERTIFICATE


TO:       Southwest Bank of Texas, N.A.
          Five Post Oak Park
          4400 Post Oak Parkway
          Houston, Texas 77027
          Attention:  A. Stephen Kennedy


Ladies and Gentlemen:

         The undersigned is an authorized representative of SOUTH HAMPTON REFINING CO. (the "Borrower"), and is authorized to make and deliver this certificate pursuant to that certain Loan Agreement dated as of September 30, 1999 between the Borrower and Southwest Bank of Texas, N.A. (the "Lender"), as amended by First Amendment to Loan Agreement dated as of June 20, 2000. (Such Loan Agreement, as amended and as it may be further amended is referred to as the "Loan Agreement"). All terms defined in the Loan Agreement shall have the same meaning herein.

         Pursuant to the terms and provisions of the Loan Agreement, the undersigned hereby certifies that the following statements and information are true, complete and correct:

                  (a) The representations and warranties contained in Article VI of the Loan Agreement and in each of the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date.

                  (b) No Event of Default has occurred and is continuing, and no event has occurred and is continuing that, with the giving of notice or lapse of time or both, would be an Event of Default. Borrower acknowledges that if an Event of Default exists Lender is not obligated to fund any request for an Advance.

                  (c) Since the date of the financial statements of Borrower most recently delivered to Lender pursuant to the Loan Agreement, there has been no Material Adverse Effect.

                  (d) The amount of the outstanding Advances does not exceed the lesser of (i) the Borrowing Base minus the outstanding Letter of Credit Liabilities or (ii) the Commitment minus the outstanding Letter of Credit Liabilities.

                  (e) The total Eligible Accounts and Eligible Inventory referred to below represent the Eligible Accounts and Eligible Inventory that qualifies for purposes of determining the Borrowing Base under the Loan Agreement. Borrower represents and warrants that the information and calculations set forth below regarding the Eligible Accounts and Eligible Inventory and the Borrowing Base are true and correct in all material respects.

                             Calculation of Borrowing Base
        1.       Total Accounts ........................................................... $
                                                                                            --------------
        2.       Ineligible Accounts
                 (a)      more than 90 days past invoice date ............................. $
                                                                                            --------------
                 (b)      accounts from officers, employees
                          subsidiaries or affiliates .......................................$
                                                                                            --------------
                 (c)      conditional accounts ............................................ $
                                                                                            --------------
                 (d)      foreign accounts ................................................ $
                                                                                            --------------
                 (e)      accounts subject to dispute,
                          counterclaim, setoff or retainage ............................... $
                                                                                            --------------
                 (f)      pre-billings or unearned income ................................. $
                                                                                            --------------
                 (g)      accounts of insolvent or bankrupt
                          account debtors ................................................. $
                                                                                            --------------
                 (h)      accounts of U.S. government ..................................... $
                                                                                            --------------
                 (i)      terms in excess of 30 days past
                          invoice date .................................................... $
                                                                                            --------------
                 (j)      more than 20% over 89 days ...................................... $
                                                                                            --------------
                 (k)      more than 20% concentration ..................................... $
                                                                                            --------------
                 Total .................................................................... $
                                                                                            --------------

        3.       Eligible Accounts
                 [line (1) minus line (2)] .................................................$
                                                                                            --------------

        4.       80% of line (3) .......................................................... $
                                                                                            --------------

        5.       Eligible Inventory ....................................................... $
                                                                                            --------------

        6.       50% of line (5) .......................................................... $
                                                                                            --------------

        7.       Lesser of line (6) or $750,000.00 ........................................ $
                                                                                            --------------

        8.       Borrowing Base [sum of line (4) plus
                 line(7)] ................................................................. $
                                                                                            --------------

        9.       Commitment ............................................................... $3,250,000.00

       10.       Lesser of line (8) or line (9) ........................................... $
                                                                                            ------------

       11.       Amount of outstanding Advances ........................................... $
                                                                                            ------------

       12.       Letter of Credit Liabilities ............................................. $
                                                                                            ------------

       13.       Sum of line (11) plus line (12) .......................................... $
                                                                                            ------------
       14.       Available Amount [line (10) minus
                 line (13)] ............................................................... $
                                                                                            ------------

                  (f) Attached hereto as Schedule 1 is a list of Borrower's accounts receivable, designating Eligible Accounts, and showing all accounts receivable by customer name, the amount owing to Borrower and the age of each receivable.

                   (g) Attached hereto as Schedule 2 is a list of Borrower's inventory, designating Eligible Inventory and showing all inventory by product type, volume and value.



Date:
       -----------------

                                             BORROWER:

                                             SOUTH HAMPTON REFINING CO.


                                             By:
                                                 ------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                   ----------------------------

                    Schedule 1 - List of Accounts Receivable

                     Schedule 2 - List of Eligible Inventory

                                    ANNEX "E"

                             Arbitration Agreement

                              ARBITRATION AGREEMENT


         Re: Loan in the principal amount of $3,250,000.00 dated June 20, 2000, from SOUTHWEST BANK OF TEXAS, N.A. to SOUTH HAMPTON REFINING CO., and all renewals, increases, extensions, modifications and substitutions thereof.

In consideration of the premises and the mutual agreements herein, the undersigned agree as follows:

Binding Arbitration. Notwithstanding any provision in any Documents (defined below) to the contrary, upon the request of any of the undersigned (collectively called the "parties" and individually called a "party"), whether made before or after the institution of any legal proceeding, any action, dispute, claim or controversy of any kind (for example, whether in contract or in tort, under statutory or common law, or legal or equitable) now existing or hereafter arising between or among the parties in any way arising out of, pertaining to or in connection with (1) the referenced Loan, any related agreements, documents, or instruments (collectively, the "Documents") or any transaction contemplated thereby, before or after maturity, or (2) any aspect of the past or present relationships of the parties to the Documents shall be resolved by mandatory and binding arbitration in accordance with the terms of this Arbitration Agreement. The occurrence of any of the foregoing matters shall be referred to as a "Dispute." Any party to this Arbitration Agreement may bring by summary proceedings (for example, a plea in abatement or motion to stay further proceedings) an action in court to compel arbitration of any Dispute.

Governing Rules. Notwithstanding any provision in any Documents to the contrary, all Disputes between the parties shall be resolved by mandatory and binding arbitration administered by the American Arbitration Association (the "AAA") pursuant to the Federal Arbitration Act (Title 9 of the United States Code) in accordance with this Arbitration Agreement and the Commercial Arbitration Rules of the AAA. If Title 9 of the United States Code is inapplicable to any such claim or controversy for any reason, such arbitration shall be conducted pursuant to the Texas General Arbitration Act and in accordance with this Arbitration Agreement and the Commercial Arbitration Rules of the AAA. To the extent that any inconsistency exists between this Arbitration Agreement and such statutes and rules, this Arbitration Agreement shall control. Judgment upon the award rendered by the arbitrators may be entered in and enforced by any court having jurisdiction and in accordance with the practice of such court; provided, however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C.
Section 91, Texas Banking Code art. 342-609 or 342-705, or any other protection provided banks by the laws of Texas or the United States.

No Waiver; Preservation of Remedies. No provision of, nor the exercise of any rights under, this Arbitration Agreement shall limit the right of any party to employ other remedies, including, without limitation, (1) foreclosing against any real or personal property collateral or other security by the exercise of a power of sale under a deed of trust, mortgage, or other security agreement or instrument, or applicable law, (2) exercising self-help remedies (including without limitation set-off rights), or (3) obtaining provisional or ancillary remedies such as, without limitation, injunctive relief, sequestration, attachment, garnishment, or the appointment of a receiver from a court having jurisdiction before, during, or after the pendency of any arbitration. The institution and maintenance of an action for judicial relief, pursuit of provisional or ancillary remedies, or exercise of self-help remedies shall not constitute a waiver of the right of any party, including without limitation, the plaintiff, to submit any Dispute to arbitration nor render inapplicable the compulsory arbitration provisions hereof.

In Disputes involving indebtedness or other monetary obligations, each party agrees that the other party may proceed against all liable persons, jointly and severally, or against one or more of them, being less than all, without impairing rights against other liable persons. Nor shall a party be required to join any principal obligor or any other liable persons (including, without limitation, sureties or guarantors) in any proceeding against a particular person. A party may release or settle with one or more liable persons as the party deems fit without releasing or impairing rights to proceed against any persons not so released.

Arbitration Proceeding. All statutes of limitation that would otherwise be applicable shall apply to any arbitration proceeding. Any attorney-client privilege and other protection against disclosure of confidential information, including, without limitation, any protection afforded the work product of any attorney, that could otherwise be claimed by any party shall be available to and may be claimed by any such party in any arbitration proceeding. No party waives any attorney-client privilege or any other protection against disclosure of confidential information by reason of anything contained in or done pursuant to or in connection with this Arbitration Agreement. Any arbitration proceeding shall be conducted in Harris County, Texas by a panel of three arbitrators each having substantial experience and recognized expertise in the field or fields of the matter(s) in dispute.

Other Matters. This Arbitration Agreement constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior discussions, arrangements, negotiations, and other communications on dispute resolution. The provisions of this Arbitration Agreement shall survive any termination, amendment or expiration of the Documents unless the parties otherwise expressly agree in writing. This Arbitration Agreement may be amended, changed or modified only by the express provisions of a writing which specifically refers to this Arbitration Agreement and which is signed by all parties. If any provision of this Arbitration Agreement shall be unenforceable, unlawful or invalid in any respect, then such provision shall be deemed severable from the remaining provisions and the enforceability, lawfulness and validity of the remaining provisions will not be affected or impaired. This Arbitration

                                 PROMISSORY NOTE


$3,250,000.00                    Houston, Texas                    June 20, 2000


         FOR VALUE RECEIVED, the undersigned, SOUTH HAMPTON REFINING CO., a Texas corporation ("Maker"), hereby promises to pay to the order of SOUTHWEST BANK OF TEXAS, N.A., a national banking association ("Payee"), at its offices at Five Post Oak Park, 4400 Post Oak Parkway, Houston, Harris County, Texas, or such other address as may be designated by Payee, in lawful money of the United States of America, the principal sum of THREE MILLION TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($3,250,000.00), or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance from day to day remaining, at a varying rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate (hereinafter defined) or (b) the Prime Rate (hereinafter defined) of Payee in effect from day to day plus one-half of one percent (50%), and each change in the rate of interest charged hereunder shall become effective, without notice to Maker, on the effective date of each change in the Prime Rate or the Maximum Rate, as the case may be; provided, however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent reduction in the Prime Rate shall not reduce the rate of interest hereon below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest which would have accrued hereon if the rate specified in clause (b) preceding had at all times been in effect.

         Principal of and interest on this Note shall be due and payable as follows:

                  (a) Accrued and unpaid interest on this Note shall be payable monthly, on the first (1st) day of each month commencing on July 1, 2000 and upon the maturity of this Note, however such maturity may be brought about; and

                  (b) All outstanding principal of this Note and all accrued interest thereon shall be due and payable on May 31, 2001.

         Principal of this Note shall be subject to mandatory prepayment at the times described in the Agreement (hereinafter defined). If an Event of Default (hereinafter defined) has occurred and is existing, the principal hereof and any past due interest hereon shall bear interest at the Default Rate (hereinafter defined).

         Interest on the indebtedness evidenced by this Note shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

         As used in this Note, the following terms shall have the respective meanings indicated below:

                  "Agreement" means that certain Loan Agreement dated as of September 30, 1999 between Maker and Payee, as amended by First Amendment to Loan Agreement dated as of June 20, 2000, and as the same may be further amended or modified from time to time.

                  "Default Rate" means the lesser of (a) the sum of the Prime Rate plus five percent (5.0%), or (b) the Maximum Rate.

                  "Event of Default" shall have the meaning given to such term in the Agreement.

                  "Maximum Rate" means the maximum rate of nonusurious interest permitted from day to day by applicable law, including Chapter 303 of the Texas Finance Code (the "Code") (and as the same may be incorporated by reference in other Texas statutes). To the extent that Chapter 303 of the Code is relevant to any holder of this Note for the purposes of determining the Maximum Rate, each such holder elects to determine such applicable legal rate pursuant to the "weekly ceiling," from time to time in effect, as referred to and defined in Chapter 303 of the Code; subject, however, to the limitations on such applicable ceiling referred to and defined in the Code, and further subject to any right such holder may have subsequently, under applicable law, to change the method of determining the Maximum Rate.

                   "Prime Rate" shall mean that variable rate of interest per annum established by Payee from time to time as its prime rate which shall vary from time to time. Such rate is set by Payee as a general reference rate of interest, taking into account such factors as Payee may deem appropriate, it being understood that many of Payee's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate charged to any customer and that Payee may make various commercial or other loans at rates of interest having no relationship to such rate.

          This Note (a) is the Note provided for in the Agreement and (b) is secured as provided in the Agreement. Maker may prepay the principal of this Note upon the terms and conditions specified in the Agreement. Maker may borrow, repay, and reborrow hereunder upon the terms and conditions specified in the Agreement.

           Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum
Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Maker and Payee shall, to the extent permitted by applicable law,
(a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and
(c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

           If default occurs in the payment of principal or interest under this Note, or upon the occurrence of any other Event of Default, as such term is defined in the Agreement, the holder hereof may, at its option, (a) declare the entire unpaid principal of and accrued interest on this Note immediately due and payable without notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, (b) foreclose or otherwise enforce all liens or security interests securing payment hereof, or any part hereof, (c) offset against this Note any sum or sums owed by the holder hereof to Maker and (d) take any and all other actions available to Payee under this Note, the Agreement, the Loan Documents (as such term is defined in the Agreement) at law; in equity or otherwise. Failure of the holder hereof to exercise any of the foregoing options shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

           If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all costs, expenses, and fees incurred by the holder, including all reasonable attorneys fees.

           THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS NOTE IS PERFORMABLE IN HARRIS COUNTY, TEXAS.

           Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in anyway, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

          This Note is in renewal and increase of, but not in discharge or novation of, that certain promissory note in the original principal amount of $2,250,000.00, dated September 30, 1999, executed by Maker and payable to the order of Payee.


                                       SOUTH HAMPTON REFINING CO.



                                       By:  /s/ NICK CARTER
                                            --------------------------
                                            Nick Carter
                                            President

                      FIRST AMENDMENT TO SECURITY AGREEMENT


          This FIRST AMENDMENT TO SECURITY AGREEMENT ("Amendment"), dated as of June 20, 2000, is between SOUTH HAMPTON REFINING CO., a Texas corporation ("Debtor") and SOUTHWEST BANK OF TEXAS, N.A., a national banking association ("Secured Party").

                                    RECITALS:

          WHEREAS, Debtor and Secured Party have entered into that certain Loan Agreement dated as of September 30, 1999, as amended by First Amendment to Loan Agreement dated as of June 20, 2000 (such Loan Agreement, as amended and as the same may be further amended from time to time is referred to as the "Loan Agreement").

          WHEREAS, pursuant to the Loan Agreement Debtor executed that certain Security Agreement, dated as of September 30, 1999 (the "Security Agreement").

          WHEREAS, the execution of this Amendment is a condition to Secured Party entering into the First Amendment to Loan Agreement referred to above.

          NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are acknowledged and agreed, Debtor and Secured Party hereby agree as follows:


                                   ARTICLE I.

                                   Amendments

          1. Amendment to Section 1.02(a). Effective as of the date hereof,
Section 1.02(a) of the Security Agreement is amended to read in its entirety as follows:

                   (a) the obligations and indebtedness of Debtor to Secured Party evidenced by that certain promissory note in the original principal amount of $3,250,000.00 dated June 20, 2000, executed by Debtor and payable to the order of Secured Party, which was executed in renewal and increase of that certain promissory note in the original principal amount of $2,250,000.00 dated September 30, 1999, executed by Debtor and payable to the order of Secured Party;

                                   ARTICLE II.

                              Additional Provisions

          1. Acknowledgment by Debtor. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Debtor or any third party to Secured Party under any Loan Document (as defined in the Loan Agreement).

          2. Additional Documentation. From time to time, Debtor shall execute or procure and deliver to Secured Party such other and further documents and instruments evidencing, securing or pertaining to the Security Agreement or the other Loan Documents as shall be reasonably requested by Secured Party so as to evidence or effect the terms and provisions hereof.

          3. Continued Effectiveness. Except as expressly modified by the terms and provisions hereof, each of the terms and provisions of the Security Agreement and the other Loan Documents are hereby ratified and confirmed, and shall remain in full force and effect. The liens and security interests created by the Security Agreement remain in full force and effect.

          4. Governing Law. THE TERMS AND PROVISIONS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

          5. Binding Agreement. This Amendment shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto.

          6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be construed as one and the same instrument.

          7. No Oral Agreements. This Amendment, the Loan Agreement and the other Loan Documents embody the final, entire agreement among the parties hereto. There are no oral agreements among the parties hereto.

          EXECUTED as of the date first above written.


                                   DEBTOR:

                                   SOUTH HAMPTON REFINING CO.


                                   By: /s/ NICK CARTER
                                      -----------------------------------------
                                           Nick Carter
                                           President




                                   SECURED PARTY:


                                   SOUTHWEST BANK OF TEXAS, N.A.


                                   By: /s/ A. STEPHEN KENNEDY
                                      -----------------------------------------
                                           A. Stephen Kennedy
                                           Senior Vice President

                               GUARANTY AGREEMENT


         WHEREAS, the execution of this Guaranty Agreement is a condition to SOUTHWEST BANK OF TEXAS, N.A., a national banking association ("Lender") making certain loans to SOUTH HAMPTON REFINING CO., a Texas corporation ("Borrower"), pursuant to that certain Loan Agreement dated as of September 30, 1999, between Borrower and Lender, as amended by First Amendment to Loan Agreement dated as of June 20, 2000 (such Loan Agreement, as amended and as it may hereafter be further amended or modified from time to time, is hereinafter referred to as the "Loan Agreement");

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned, TEXAS OIL & CHEMICAL CO. II, INC., a Texas corporation (the "Guarantor"), hereby irrevocably and unconditionally guarantees to Lender the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined). This Guaranty Agreement shall be upon the following terms:

         1. The term "Guaranteed Indebtedness", as used herein means all of the "Obligations", as defined in the Loan Agreement. The term "Guaranteed Indebtedness" shall include any and all post-petition interest and expenses (including attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law. As of the date of this Guaranty Agreement, the Obligations include, but are not limited to that certain promissory note in the original principal amount of $3,250,000.00, dated as of June 20, 2000, executed by Borrower and payable to the order of Lender, and all renewals, extensions and modifications thereof.

         2. This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against Lender or any other party, or which Guarantor may have against Borrower, Lender, or any other party, shall be available to, or shall be asserted by, Guarantor against Lender or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

         3. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

         4. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due thereon to Lender without notice or demand in lawful currency of the United States of America and it shall not be necessary for Lender, in order to enforce such payment by Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. Until the Guaranteed Indebtedness is paid in full and a period of ninety (90) days has passed following such payment, Guarantor waives any and all rights it may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of Lender) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Indebtedness for any payment made by Guarantor under or in connection with this Guaranty Agreement or otherwise.

         5. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by Guarantor hereunder forthwith on demand by Lender.

         6. Guarantor hereby agrees that its obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness;
(c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness;
(e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Lender to Borrower, Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Lender is required to refund any payment or pay the amount thereof to someone else (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (1) the failure of Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or Guarantor.

         7. Guarantor represents and warrants to Lender as follows:

                  (a) Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure to so qualify would have a material adverse effect on its business, financial condition, or operations.

                  (b) Guarantor has the corporate power, authority and legal right to execute, deliver, and perform its obligations under this Guaranty Agreement and this Guaranty Agreement constitutes the legal, valid, and binding obligation of Guarantor, enforceable against Guarantor in accordance with its respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights.

                  (c) The execution, delivery, and performance by Guarantor of this Guaranty Agreement have been duly authorized by all requisite action on the part of Guarantor and do not and will not violate or conflict with the articles of incorporation or bylaws of Guarantor or any law, rule, or regulation or any order, writ, injunction or decree of any court, governmental authority or agency, or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the imposition of any lien upon any assets of Guarantor pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement to which Guarantor or its properties is bound.

                  (d) No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is necessary for the execution, delivery or performance by Guarantor of this Guaranty Agreement or the validity or enforceability thereof.

                  (e) The value of the consideration received and to be received by Guarantor as a result of Borrower and Lender entering into the Loan Agreement and Guarantor executing and delivering this Guaranty Agreement is reasonably worth at least as much as the liability and obligation of Guarantor hereunder, and such liability and obligation and the Loan Agreement have benefitted and may reasonably be expected to benefit Guarantor directly or indirectly.

         8. Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or Lender has any commitment under the Loan Agreement:

                  (a) Guarantor will deliver to Lender the financial statements of Guarantor described in the Loan Agreement at the times required by the Loan Agreement.

                  (b) Guarantor will furnish promptly to Lender written notice of the occurrence of any default under this Guaranty Agreement or an Event of Default under the Loan Agreement of which Guarantor has knowledge.

                  (c) Guarantor will furnish promptly to Lender such additional information concerning Guarantor as Lender may request.

                  (d) Guarantor will maintain the covenants contained in Article IX of the Loan Agreement.

         9. Upon the occurrence of an Event of Default (as defined in the Loan Agreement) Lender shall have the right to set off and apply against this Guaranty Agreement or the Guaranteed Indebtedness or both, at any time and without notice to Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Lender to Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not Lender shall have made any demand under this Guaranty Agreement. In addition to Lender's right of setoff and as further security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of Guarantor now or hereafter on deposit with or held by Lender and all other sums at any time credited by or owing from Lender to Guarantor. The rights and remedies of Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

         10. No amendment or waiver of any provision of this Guaranty Agreement or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender. No failure on the part of Lender to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         11. This Guaranty Agreement is for the benefit of Lender and its successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty Agreement is binding not only on Guarantor, but on Guarantor's successors and assigns.

         12. Guarantor recognizes that Lender is relying upon this Guaranty Agreement and the undertakings of Guarantor hereunder in making extensions of credit to Borrower under the Loan Agreement and further recognizes that the execution and delivery of this Guaranty Agreement is a material inducement to Lender in entering into the Loan Agreement. Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement.

         13. This Guaranty Agreement is executed and delivered as an incident to a lending transaction negotiated, consummated, and performable in Harris County, Texas, and shall be governed by and construed in accordance with the laws of the State of Texas. Except as provided in the Arbitration Agreement among Borrower, Guarantor, Lender and others (the "Arbitration Agreement"), any action or proceeding against Guarantor under or in connection with this Guaranty Agreement may be brought in any state or federal court in Harris County, Texas, and Guarantor hereby irrevocably submits to the nonexclusive jurisdiction of such courts, and waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court. Guarantor agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified in the Loan Agreement. Except as provided in the Arbitration Agreement, nothing herein shall affect the right of Lender to serve process in any other matter permitted by law or shall limit the right of Lender to bring any action or proceeding against Guarantor or with respect to any of Guarantor's property in courts in other jurisdictions. Except as provided in the Arbitration Agreement, any action or proceeding by Guarantor against Lender shall be brought only in a court located in Harris County, Texas.

         14. Guarantor shall pay on demand all attorneys' fees and all other costs and expenses incurred by Lender in connection with the preparation, administration, enforcement, or collection of this Guaranty Agreement.

         15. Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement.

         16. The Loan Agreement, and all of the terms thereof, are incorporated herein by reference, the same as if stated verbatim herein, and Guarantor agrees that Lender may exercise any and all rights granted to it under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement) without affecting the validity or enforceability of this Guaranty Agreement. Any notices given hereunder shall be given in the manner provided by and to the addresses set forth in the Loan Agreement.

         17. Guarantor hereby represents and warrants to Lender that Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition and assets of Borrower and that Guarantor is not relying upon Lender to provide (and Lender shall have no duty to provide) any such information to Guarantor either now or in the future.

         18. THIS GUARANTY AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER. THIS GUARANTY AGREEMENT MAY NOT BE AMENDED EXCEPT IN WRITING BY GUARANTOR AND LENDER.

         DATED AND EXECUTED as of June 20, 2000.

                                        GUARANTOR:

                                        TEXAS OIL & CHEMICAL CO. II, INC.



                                        By: /s/ NICK CARTER
                                            -----------------------------
                                                Nick Carter
                                                President

                              ARBITRATION AGREEMENT


     Re: Loan in the principal amount of $3,250,000.00 dated June 20, 2000, from SOUTHWEST BANK OF TEXAS, N.A. to SOUTH HAMPTON REFINING CO., and all renewals, increases, extensions, modifications and substitutions thereof.

In consideration of the premises and the mutual agreements herein, the undersigned agree as follows:

Binding Arbitration. Notwithstanding any provision in any Documents (defined below) to the contrary, upon the request of any of the undersigned (collectively called the "parties" and individually called a "party"), whether made before or after the institution of any legal proceeding, any action, dispute, claim or controversy of any kind (for example, whether in contract or in tort, under statutory or common law, or legal or equitable) now existing or hereafter arising between or among the parties in any way arising out of, pertaining to or in connection with (1) the referenced Loan, any related agreements, documents, or instruments (collectively, the "Documents") or any transaction contemplated thereby, before or after maturity, or (2) any aspect of the past or present relationships of the parties to the Documents shall be resolved by mandatory and binding arbitration in accordance with the terms of this Arbitration Agreement. The occurrence of any of the foregoing matters shall be referred to as a "Dispute." Any party to this Arbitration Agreement may bring by summary proceedings (for example, a plea in abatement or motion to stay further proceedings) an action in court to compel arbitration of any Dispute.

Governing Rules. Notwithstanding any provision in any Documents to the contrary, all Disputes between the parties shall be resolved by mandatory and binding arbitration administered by the American Arbitration Association (the "AAA") pursuant to the Federal Arbitration Act (Title 9 of the United States
Code) in accordance with this Arbitration Agreement and the Commercial Arbitration Rules of the AAA. If Title 9 of the United States Code is inapplicable to any such claim or controversy for any reason, such arbitration shall be conducted pursuant to the Texas General Arbitration Act and in accordance with this Arbitration Agreement and the Commercial Arbitration Rules of the AAA. To the extent that any inconsistency exists between this Arbitration Agreement and such statutes and rules, this Arbitration Agreement shall control. Judgment upon the award rendered by the arbitrators may be entered in and enforced by any court having jurisdiction and in accordance with the practice of such court; provided, however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. Section 91, Texas Banking Code art. 342-609 or 342-705, or any other protection provided banks by the laws of Texas or the United States.

No Waiver; Preservation of Remedies. No provision of, nor the exercise of any rights under, this Arbitration Agreement shall limit the right of any party to employ other remedies, including, without limitation, (1) foreclosing against any real or personal property collateral or other security by the exercise of a power of sale under a deed of trust, mortgage, or other security agreement or instrument, or applicable law, (2) exercising self-help remedies (including without limitation set-off rights), or (3) obtaining provisional or ancillary remedies such as, without limitation, injunctive relief, sequestration, attachment, garnishment, or the appointment of a receiver from a court having jurisdiction before, during, or after the pendency of any arbitration. The institution and maintenance of an action for judicial relief, pursuit of provisional or ancillary remedies, or exercise of self-help remedies shall not constitute a waiver of the right of any party, including without limitation, the plaintiff, to submit any Dispute to arbitration nor render inapplicable the compulsory arbitration provisions hereof.

In Disputes involving indebtedness or other monetary obligations, each party agrees that the other party may proceed against all liable persons, jointly and severally, or against one or more of them, being less than all, without impairing rights against other liable persons. Nor shall a party be required to join any principal obligor or any other liable persons (including, without limitation, sureties or guarantors) in any proceeding against a particular person. A party may release or settle with one or more liable persons as the party deems fit without releasing or impairing rights to proceed against any persons not so released.

Arbitration Proceeding. All statutes of limitation that would otherwise be applicable shall apply to any arbitration proceeding. Any attorney-client privilege and other protection against disclosure of confidential information, including, without limitation, any protection afforded the work product of any attorney, that could otherwise be claimed by any party shall be available to and may be claimed by any such party in any arbitration proceeding. No party waives any attorney-client privilege or any other protection against disclosure of confidential information by reason of anything contained in or done pursuant to or in connection with this Arbitration Agreement. Any arbitration proceeding shall be conducted in Harris County, Texas by a panel of three arbitrators each having substantial experience and recognized expertise in the field or fields of the matter(s) in dispute.

Other Matters. This Arbitration Agreement constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior discussions, arrangements, negotiations, and other communications on dispute resolution. The provisions of this Arbitration Agreement shall survive any termination, amendment or expiration of the Documents unless the parties otherwise expressly agree in writing. This Arbitration Agreement may be amended, changed or modified only by the express provisions of a writing which specifically refers to this Arbitration Agreement and which is signed by all parties. If any provision of this Arbitration Agreement shall be unenforceable, unlawful or invalid in any respect, then such provision shall be deemed severable from the remaining provisions and the enforceability, lawfulness and validity of the remaining provisions will not be affected or impaired. This Arbitration

Agreement shall inure to the benefit of and bind the heirs, representatives, trustees, successors and assigns of the parties. The captions or headings in this Arbitration Agreement are for convenience only and shall not be dispositive in interpreting or construing any of this Arbitration Agreement.

          DATED AND EXECUTED as of June 20, 2000.


                                            BORROWER:

                                            SOUTH HAMPTON REFINING CO.


                                            By:  /s/ NICK CARTER
                                               ---------------------------------
                                                    Nick Carter
                                                    President


                                            GUARANTOR

                                            TEXAS OIL & CHEMICAL CO. II, INC.


                                            By:  /s/ NICK CARTER
                                               ---------------------------------
                                                    Nick Carter
                                                    President


                                            LENDER:

                                            SOUTHWEST BANK OF TEXAS, N.A.

                                            By:  /s/ A. STEPHEN KENNEDY
                                               ---------------------------------
                                                    A. Stephen Kennedy
                                                    Senior Vice President

                           SOUTH HAMPTON REFINING CO.

                              OFFICER'S CERTIFICATE

         I, the undersigned, hereby certify that I am the duly elected, qualified, and acting Assistant Secretary of SOUTH HAMPTON REFINING CO., a Texas corporation (the "Corporation"), and that I am authorized to execute and deliver this certificate, and I do hereby further certify as follows:

         1. Resolutions. The following resolutions have been duly adopted at a meeting (duly convened where a quorum of directors was present) of, or by the unanimous written consent of, the Board of Directors of the Corporation, and such resolutions have not been amended or revoked, and are now in full force and effect:

                  "WHEREAS, the Corporation and Southwest Bank of Texas, N.A. (the "Lender") have entered in that certain Loan Agreement dated September 30, 1999, (the "Loan Agreement")."

                  "RESOLVED, that the renewal and increase of the revolving credit indebtedness of the Corporation to the Lender created pursuant to the Loan Agreement to be evidenced by a promissory note in the principal amount of $3,250,000.00 (the "Note") executed by the Corporation and payable to the order of the Lender, are hereby approved; and further

                  "RESOLVED, that the form and content of that certain First Amendment to Loan Agreement (the "Amendment") to be entered into by the Corporation and the Lender in the form of drafts exhibited to each director, with such changes as are hereinafter authorized, are hereby approved; and further

                  "RESOLVED, that the form and content of the Note, the First Amendment to Security Agreement and the Arbitration Agreement and all other documents to be executed in connection with the Amendment (collectively, the "Loan Documents"), as exhibited to each director and with such changes as are hereinafter authorized, are hereby approved; and further

                  "RESOLVED, that the President or any Vice President of the Corporation is hereby authorized, on behalf of the Corporation, to execute the Amendment and the Loan Documents and deliver the same to Lender in substantially the form approved by these resolutions, with such amendments or changes thereto as the officer so acting may approve, such approval to be conclusively evidenced by such person's execution and delivery of the same; and further

                  "RESOLVED, that the President or any Vice President of the Corporation is hereby authorized, on behalf of the Corporation, to execute such other instruments and documents, and to take such other actions as the officer so acting deems necessary or desirable to effectuate the transactions contemplated by these resolutions; and further

                  "RESOLVED, that the Secretary or any Assistant Secretary of the Corporation is hereby authorized, on behalf of the Corporation, to certify and attest any documents which such person may deem necessary or appropriate to consummate the transactions contemplated by these resolutions; provided that such attestation shall not be required for the validity of any such documents; and further

                  "RESOLVED, that any and all actions taken by any of the officers or representatives of the Corporation, for and on behalf and in the name of the Corporation, with Lender prior to the adoption of these resolutions, including, without limitation, the negotiation of the Amendment and the Loan Documents, are hereby ratified, confirmed, are approved in all respects for all purposes; and further.

                  "RESOLVED, that the powers and authorizations contained herein shall continue in full force and effect until written notice of revocation has been given to, and received by, the Lender."

         2. Incumbency. The following named persons are duly elected or appointed, acting, and qualified officers of the Corporation holding at the date hereof the offices set forth opposite their respective names, and the signatures appearing opposite their respective names are their genuine signatures:

     NAME                                  TITLE                                SPECIMEN SIGNATURE
     ----                                  -----                                ------------------
Nick Carter                               President                             /s/ NICK CARTER
                                                                                -------------------
Connie Cook                          Assistant Secretary                        /s/ CONNIE COOK
                                                                                -------------------

         3. Articles of Incorporation. The Articles of Incorporation of the Corporation have not been amended (except as reflected in any attachments hereto) or revoked since September 30, 1999, and remain in full force and effect in the form delivered to the Lender.

         4. By-Laws. The By-Laws of the Corporation have not been amended (except as reflected in any attachments hereto) or revoked since September 30, 1999, and remain in full force and effect in the form delivered to the Lender.

         IN WITNESS WHEREOF, I have duly executed this certificate as of June 23, 2000.



                                   /s/ CONNIE COOK
                                   --------------------------
                                   Assistant Secretary



         I, Nick Carter, President of the Corporation, do hereby certify that Connie Cook is the duly elected and qualified Assistant Secretary of the Corporation and the signature appearing opposite such person's name is such person's genuine signature.

         DATED: As of June 23, 2000.



                                   /s/ NICK CARTER
                                   --------------------------
                                   President

                        TEXAS OIL & CHEMICAL CO. II, INC.

                              OFFICER'S CERTIFICATE

         I, the undersigned, hereby certify that I am the duly elected, qualified, and acting Assistant Secretary of TEXAS OIL & CHEMICAL CO. II, INC., a Texas corporation (the "Corporation"), and that I am authorized to execute and deliver this certificate, and I do hereby further certify as follows:

         1. Resolutions. The following resolutions have been duly adopted at a meeting (duly convened where a quorum of directors was present) of, or by the unanimous written consent of, the Board of Directors of the Corporation, and such resolutions have not been amended or revoked, and are now in full force and effect:

                   "WHEREAS, SOUTH HAMPTON REFINING CO. (the "Borrower") and Southwest Bank of Texas, N.A. (the "Lender") have entered in that certain Loan Agreement dated September 30, 1999 (the "Loan Agreement"); and"

                   "WHEREAS, it is proposed that the Lender renew and increase the revolving credit indebtedness of the Borrower to the Lender created pursuant to the Loan Agreement to be evidenced by a promissory note in the principal amount of $3,250,000.00 (the "Note") executed by the Borrower and payable to the order of the Lender; and further

                   "WHEREAS, the Borrower and the Lender propose to enter into that certain First Amendment to Loan Agreement (the "Amendment") to be entered into by the Borrower and the Lender; and further

                   "WHEREAS, it is proposed that, as security for full and complete performance and payment of the indebtedness of Borrower pursuant to the Loan Agreement, the Corporation execute and deliver to the Lender the following documents:

                           (a) The Guaranty Agreement (the "Guaranty"), pursuant
                  to which the Corporation will guarantee all obligations of the Borrower to the Lender, now existing or hereafter arising; and

                           (b) The Arbitration Agreement (the "Arbitration
                  Agreement"), pursuant to which the Corporation agrees to arbitrate all disputes between itself and the Lender.

                  "WHEREAS, the proposed Guaranty Agreement and Arbitration Agreement (collectively referred to as the "Loan Documents") have been submitted to, and reviewed by, each of the directors of the Corporation.

                  "NOW, THEREFORE, RESOLVED, that in the judgment of the directors of the Corporation (a) the value of the consideration received and to be received by the Corporation, as a result of Borrower and Lender entering into the Amendment is reasonably worth at least as much, as the liability and obligation of the Corporation under the Guaranty and (b) such liability and obligation may reasonably be expected to benefit, directly or indirectly, the Corporation; and further

                  "RESOLVED, that the form and content of the Amendment in substantially the form submitted to each director is hereby approved; and further

                  "RESOLVED, that the form and content of the Loan Documents as exhibited to each director and with such changes as are hereinafter authorized, are hereby approved; and further

                  "RESOLVED, that the President or any Vice President of the Corporation is hereby authorized, on behalf of the Corporation, to execute the Amendment and the Loan Documents and deliver the same to Lender in substantially the form approved by these resolutions, with such amendments or changes thereto as the officer so acting may approve, such approval to be conclusively evidenced by such person's execution and delivery of the same; and further

                  "RESOLVED that the President or any Vice President of the Corporation is hereby authorized, on behalf of the Corporation, to execute and deliver to Lender the Loan Documents in substantially the form approved by these resolutions, with such amendments or changes thereto as the officer so acting may approve, such approval to be conclusively evidenced by such person's execution and delivery of the same; and further

                  "RESOLVED, that the President or any Vice President of the Corporation is hereby authorized, on behalf of the Corporation, to execute such other instruments and documents, and to take such other actions as the officer so acting deems necessary or desirable to effectuate the transactions contemplated by these resolutions; and further

                  "RESOLVED, that the Secretary or any Assistant Secretary of the Corporation is hereby authorized, on behalf of the Corporation, to certify and attest any documents which such person may deem necessary or appropriate to consummate the transactions contemplated by these resolutions; provided that such attestation shall not be required for the validity of any such documents; and further

                  "RESOLVED, that any and all actions taken by any of the officers or representatives of the Corporation, for and on behalf and in the name of the Corporation, with Lender prior to the adoption of these resolutions, including, without limitation, the negotiation of the Amendment and the Loan Documents, are hereby ratified, confirmed, are approved in all respects for all purposes; and further

                  "RESOLVED, that the powers and authorizations contained herein shall continue in full force and effect until written notice of revocation has been given to, and reviewed by, the Lender."

         2. Incumbency. The following named persons are duly elected or appointed, acting, and qualified officers of the Corporation holding at the date hereof the offices set forth opposite their respective names, and the signatures appearing opposite their respective names are their genuine signatures:

   NAME                            TITLE                           SPECIMEN SIGNATURE
   ----                            -----                           ------------------
Nick Carter                      President                           /s/ NICK CARTER
                                                                   ------------------

Connie Cook                  Assistant Secretary                     /s/ CONNIE COOK
                                                                   ------------------

         3. Articles of Incorporation. The Articles of Incorporation of the Corporation have not been amended (except as reflected in any attachments hereto) or revoked since September 30, 1999, and remain in full force and effect in the form delivered to the Lender.

         4. By-Laws. The By-Laws of the Corporation have not been amended (except as reflected in any attachments hereto) or revoked since September 30, 1999, and remain in full force and effect in the form delivered to the Lender.

         IN WITNESS WHEREOF, I have duly executed this certificate as of June 23rd ,2000.



                                                  /s/ CONNIE COOK
                                                  -------------------------
                                                  Assistant Secretary

         I, Nick Carter, President of the Corporation, do hereby certify that Connie Cook is duly elected and qualified Assistant Secretary of the Corporation and the signature appearing opposite such person's name is such person's genuine signature.


DATE:     As of June 23rd, 2000.

                                          /s/ NICK CARTER
                                        --------------------------------------
                                        President